
NFL
Class of 2018

Hall of Fame Resort & Entertainment Company
Updated Investor Presentation – January 2020






59

Disclaimer

This investor presentation is for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Gordon Pointe Acquisition Corp. ("GPAQ") and HOF Village, LLC ("HOFV" or the "Company") assume no obligation to update the information in this presentation.

This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the materials filed with the Securities and Exchange Commission ("SEC") regarding a pending merger among the parties, including, but not limited to a Current Reports on Form 8-K dated September 17, 2019 and Registration Statement on Form S-4 filed by Holdings on November 12, 2019. This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction. This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the pending merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, if at all, and GPAQ's and HOFV's estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on such forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the pending transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of GPAQ and/or GPAQ Acquisition Holdings, Inc. ("Holdings") to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the ability of GPAQ to realize funding of at least $60 million upon the closing of the merger through a combination of cash retained in the GPAQ trust account and/or proceeds realized in a private financing transaction, subject to the risk, relative to the trust account, that stockholders will be able to seek redemption of all of their shares in connection with the merger, and subject to the further risk, relative to the financing, that no material proceeds will be realized as GPAQ has yet to offer or receive any binding commitments for any such investment; the failure of HOFV to timely secure all regulatory and other required land use, zoning and other required approvals in connection with the development of the project; the inability of HOFV to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included herein including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the pending merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the "SEC") by GPAQ and Holdings.

Disclaimer (continued)

Use of non-GAAP Financial Measures

This presentation includes non-GAAP financial measures of the combined company including forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA. In this presentation, "EBITDA" means net income (loss) before interest expense, income taxes and depreciation and amortization. "Adjusted EBITDA" means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder's fee (both of which will cease following closing of the merger) and other non-cash items such as non-cash-unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. "Annualized run-rate EBITDA" means "EBITDA" projected over an annualized period. We have presented forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA in this presentation because we consider them key measures used by the combined company's management to understand and evaluate HOFV's operating performance and trends, to prepare and approve the combined company's annual budget and to develop short-term and long-term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate EBITDA, adjusted EBITDA and annualized run-rate EBITDA differently than we do. HOFV and GPAQ are unable to reconcile the forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward-looking basis.

Additional Information about the Transaction and Where to Find It

For additional information on the proposed transaction, see GPAQ's Current Report on Form 8-K filed with the SEC on September 17, 2019 and Registration Statement on Form S-4 filed by Holdings on November 12, 2019. The proposed transaction will be submitted to shareholders of GPAQ for their approval. In connection with the proposed business combination, Holdings has filed with the SEC a Registration Statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of HOFV Village Newco, LLC at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive Registration Statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of GPAQ and HOF Village Newco, LLC are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement, which will contain important information about the proposed business combination and the parties to it. The registration statement and definitive proxy statement will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ's and HOF Village Newco, LLC's participants in the solicitation, which may, in some cases, be different than those of GPAQ's and HOF Village Newco, LLC's equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Transaction Overview

Transaction is fully supported by HOFV equity holders, structured to support company growth and expected to close during February 2020

Transaction Overview

- Gordon Pointe Acquisition Corp. (NASDAQ: GPAQ) to merge with Hall of Fame Village, LLC ("HOFV")
- Combined company to be renamed Hall of Fame Resort & Entertainment Company (the "Company")
- Combination of HOFV's live sports, entertainment, brands and content with GPAQ's access to public market financing to advance the growth strategy
- Meaningful ownership and support from the Pro Football Hall of Fame ("PFHOF") and the NFL

Exceptional Projected Growth

- Phase II **forecasted annual Revenue and Adjusted EBITDA of approximately $150 million and $50 million by the end of 2024**[1]
- Significant potential upside from additional growth verticals – Fantasy Sports, eGaming and Sports Betting[2]
- **Elimination of restrictive senior debt and substantial increase in working capital at merger closing strongly positions the company to complete the financing for Phase II**[3]
- Anticipate funding Phase II costs with ~$210M of construction debt and public financing already in place[4]

Ownership

- **Current HOFV equity holders rolling 100% of equity**
- Pro forma market cap equal to $334M[5]
- Pro forma ownership expected immediately after closing[3]
  - GPAQ founders and public shareholders: ~16%[5]
  - Existing Hall of Fame Village shareholders: ~84%[5]
- Up to 50% of GPAQ sponsor warrants will be given to the Pro Football Hall of Fame ("PFHOF") Players Program

Management & Governance

- Current CEO of HOFV, Mike Crawford, will lead the combined Company as Chief Executive Officer
- Expected 11-member Board of Directors - 5 designated by HOFV and GPAQ, 6 to be independent, with 1 independent jointly selected by Johnson Controls Inc. ("JCI") and HOFV

Approvals & Timing

- No minimum cash requirement to close the Transaction
- **Expected to close during February 2020**

1. Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve expected attendance and occupancy rates in conformity with expectations.
2. Not included in base projections.
3. Assumes GPAQ cash in trust and funding realized from a private financing transaction intended to occur concurrent with the merger, in the aggregate amount of $60.0 million, although there can be no assurances that either of these assumptions will occur as GPAQ stockholders will have the right to redeem 100% of their shares, and, as of the date hereof, we have made no formal offers, nor received any binding commitments to secure private financing. For the purpose of this illustration $30 million of private convertible debt financing is assumed. Does not include non-recourse securitization of $9.8M as of 12/2019.
4. Excludes $65M of TDD/TIF public financing. See appendix slide 25 for details.
5. See slide 25 for details and assumptions. Does not include the potential dilution from the conversion, if at all, of convertible subordinated loans anticipated to be offered in conjunction with the closing of the merger.

Key Personnel of GPAQ and HOFV

James Dolan
Chairman & Chief Executive Officer,
Gordon Pointe Acquisition Corp ("GPAQ")

- Chairman and Chief Executive Officer of Voyager Holdings
- Former Senior Executive Federated Investors, Inc.
- Will serve as a Director of the combined Company



Mike Crawford
Chief Executive Officer,
Hall of Fame Village, LLC ("HOFV")

- Former senior executive at Four Seasons and Walt Disney
- Led the design, development and operation of mixed-use Disney developments in Orlando, Anaheim, Tokyo and Shanghai
- Will lead the combined Company as CEO



Jason Krom
Chief Financial Officer,
Hall of Fame Village, LLC ("HOFV")

- Former CFO of Outdoor Products at Stanley Black & Decker
- Former Senior Finance Executive at Abercrombie & Fitch and The Hershey Company
- Will be the CFO of the combined Company



Compelling Investment Profile

1. Opportunity to Invest in Powerful Brands
2. Leveraging Powerful Brands Across an Integrated Platform
3. Delivering Loyal Consumers Unique Experiences
4. Maximizing Media, Content & Sponsorship Opportunities
5. Significant Growth Profile
6. Exceptional Management with a Proven Track Record

Established Track Record

Mike Crawford's impressive track record leveraging powerful brands across integrated platforms and generating exceptional financial outcomes

Shanghai Disney (Pudong, Shanghai)



Four Seasons Resort The Nam Hai (Hoi An, Vietnam)



Cirque du Soleil Theatre (Tokyo Disney Resort, Japan)



Downtown Disney (Disneyland, California)



Leveraging the Popularity of Professional Football

The Pro Football Hall Of Fame enjoys a partnership with the NFL, one of the most valuable brands in sports and Americans' favorite sport[1]

Top Professional Sports Leagues by Revenue



League revenue estimated to be ~$15B in 2018
$13B
$9.5B
$5.3B
$4.8B
$3.7B
$2.8B
$2.2B
$1.9B
$1.5B
$1.1B
$1B
$977M
$676M
$601M
$555M
$550M
$482M
$461M
$440M
$373M
NFL
MAJOR LEAGUE BASEBALL
PREMIER LEAGUE
NBA
NHL
LaLiga
SERIE A
LIGUE 1
AFL
American football
Association football
Baseball
Basketball
Australian rules football
Ice hockey

Source: MarketWatch, 7/2/2016.

Global NFL Fans by Country (millions)



United States 115m
Mexico 23.3m
Brazil 19.7m
Canada 7.21m
South Korea 6.72m
Germany 6.66m
United Kingdom 5.73m
Spain 3.56m
Saudi Arabia 3.12m
Australia 2.64m
Argentina 2.06m
> 185 million NFL Fans globally and growing

Source: Statista, 2/3/2015 (based on data compiled by Global Web Index)

1. Based on Gallup Poll, 2018.

Leads to the Creation of a Powerful & Integrated Platform

Formidable Brand Foundation	**Leveraging the Popularity of Football and the Brand of the Pro Football Hall of Fame**
Powerful & Integrated Platform	**Significant Revenue and Adjusted EBITDA Growth expected with completion of Phase II**


Themed, Experiential Destination Resort
Media & Entertainment & Sponsorships
Themed Attractions
Hospitality
Live Entertainment
Sponsorships
Youth Sports Programming
Original Content

Significant Market Potential

The Village is situated to address Midwest shortages of themed attractions

- Driving distance for many in the Northeast
- ~32 million people live within 5 hours driving distance of the Village
- Direct flights to and from Canton / Akron airports from major NE & SE airports



West
Population: 77M
Parks: 6
Attendance: 46.2M
Midwest
Population: 68M
Parks: 3
Attendance: 9.9M
Johnson Controls
HALL OF FAME VILLAGE
Northeast
Population: 56M
Parks: 2
Attendance: 5.5M
South
Population: 122M
Parks: 8
Attendance: 81.7M
Southern California
Orlando
Top 20 Amusement Parks
Canton, Ohio

Direct Flights From:[1]

- New York City / Newark, NJ
- Washington, D.C
- Charlotte, NC
- Philadelphia, PA
- Chicago, IL
- Atlanta, GA
- Orlando, FL
- Tampa, FL
- Fort Myers, FL
- Houston, TX

1. Nonstop/direct flights from major airlines to Akron-Canton Airport (CAK).

Source: AECOM / TEA Global Attractions Report, U.S. Census (2016).

Strategic Location Taps Into NFL Fandom

The Village is positioned to tap into high levels of football fandom

- Nearly half of NFL franchises are located within an 8-hour drive
- Franchises of these 15 teams amount to $6.4B in annual revenues[(1)]

2018 Total Attendance per NFL Team

(Figures in thousands) *Teams within 8-hour drive of location*

Dallas Cowboys	1,303	Miami Dolphins	1,062
New York Giants	*1,183*	*Detroit Lions*	*1,055*
Green Bay Packers	*1,164*	*Baltimore Ravens*	*1,053*
Philadelphia Eagles	*1,150*	San Francisco 49ers	1,052
New Orleans Saints	1,148	*Chicago Bears*	*1,050*
New York Jets	*1,131*	*Cleveland Browns*	*1,045*
Atlanta Falcons	1,119	*Washington Redskins*	*1,043*
Seattle Seahawks	1,118	*Pittsburgh Steelers*	*1,041*
Houston Texans	1,112	Jacksonville Jaguars	1,024
Kansas City Chiefs	1,107	Arizona Cardinals	1,018
Carolina Panthers	1,103	*Tennessee Titans*	*1,008*
Los Angeles Rams	1,102	*Indianapolis Colts*	*1,006*
Denver Broncos	1,092	Tampa Buccaneers	1,000
Minnesota Vikings	1,091	Oakland Raiders	955
Buffalo Bills	*1,073*	*Cincinnati Bengals*	*911*
New England Patriots	*1,069*	Los Angeles Chargers	804


Quebec City
Montreal
Ottawa
MINNESOTA
Minneapolis
WISCONSIN
MICHIGAN
Toronto
MAINE
VERMONT
NEW HAMPSHIRE
NEW YORK
MASSACHUSETTS
Detroit
Chicago
IOWA
CT
PENNSYLVANIA
Philadelphia
ILLINOIS
INDIANA
OHIO
NY Jets,
NY Giants,
Baltimore Ravens
Kansas City
MARYLAND
DE
WEST VIRGINIA
Washington
MISSOURI
KENTUCKY
VIRGINIA
Nashville
TENNESSEE
OKLAHOMA
NORTH CAROLINA
Charlotte
ARKANSAS
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
Dallas
Austin
LOUISIANA
Jacksonville
Houston
New Orleans
Antonio
Orlando
FLORIDA
Gulf of Mexico

Radius represents 8-hour drive from Canton ☆ Canton, Ohio

1. Source: ESPN.

The Village Experience

Multi-Use, Year Round Attraction: Phases I, II and III



1
2
3
4
5
6
7
A
B
C
D
Pro Football Hall of Fame
Johnson Controls
HALL OF FAME VILLAGE

(Artistic Rendition)

Phase I is Complete *(2015 to 2018)*	Phase II is On-Going *(2019 to 2023)*	Phase III Has Significant Upside *(2022 to 2025)*

Phase I is Complete *(2015 to 2018)*

$250 million of investment

1. **Tom Benson HOF Stadium**, a world-class, 23,000 seat, sports and entertainment stadium
2. **National Youth Football & Sports Complex**

HOF Media Company intends to produce exclusive content for all ages

Phase II is On-Going *(2019 to 2023)*

$268 million of investment with targeted completion in 2023

3. HOF Indoor Waterpark
4. Two Premium Hotels[1]
5. Constellation Center for Excellence (Office Building, Auditorium and Dining)
6. Center for Performance (Field House and Convention Center)
7. HOF Retail Promenade & themed attractions

Phase III Has Significant Upside *(2022 to 2025)*

Expansion plans include addition of:

A. HOF Experience (immersive VR/AR attraction)
B. Luxury Hotel including retail space
C. Multi-Family Housing
D. Legends Landing (The first-ever assisted- and independent-living center intended for ex-NFL players, coaches and officials)

1. Second hotel development located in downtown Canton.

Phase II: Creating The Destination




HOTEL

Hall of Fame Waterpark

- Technology-driven, football-themed experiential attraction
- Indoor waterpark operating year-round

Hall of Fame Premium Hotel

- Upscale, football-themed hotel with ~180 rooms
- Approximately 10K sq. ft. of meeting space




CENTER
for
PERFORMANCE



Constellation Center For Excellence

- 75K sq. ft. office building
- Coaches University: Institute for the Integrity of Officiating and an Academy of Corporate Excellence

The Center For Performance

- Field House: multi-use, indoor sport & event facility
- Convention Center: 50K sq. ft. of convention space

Hall of Fame Retail Promenade

- Unique offering of restaurants and retail
- Including sports entertainment and themed, experiential offerings

PFHOF and the Phase I Assets Already Attract Nearly 1 Million Visitors Annually

The Pro Football Hall of Fame





Tom Benson Hall of Fame Stadium







The National Youth Football & Sports Complex


HALL OF FAME

Stadium Programming Diversifying and Accelerating

New State-of-Art Stadium Completed and Generating Revenue with Fast Growing Annual Programming

- PFHOF and the NFL planning the Centennial Weekend celebration in Canton and Tom Benson Stadium
- HOFV will target continued growth of concerts and festival events during 2020
- Signed 3-year deal to host BCFHOF Classic that will continue past 2020
- Two semi-pro Spring football leagues (MLFB and APL)

- **Kickoff to NFL's Centennial Celebration**
- **Provides additional meeting space availabilities for conventions**
- **Inaugural 2019 Black College Football Hall of Fame ("BCFHOF") Classic**
  - ♪ *CFL* performances by Imagine Dragons and LeAnn Rimes

- **The Ohio State Football Championships**
- **Inaugural World Youth Football Championships**
  - ♪ *CFL* performances by Pitbull and Maroon 5

NFL Hall of Fame Game and Enshrinement Weekend

***Concert for Legends ("CFL")* Aerosmith and Kid Rock**


2017
2018
2019
2020

Note: Forecasts are based on a number of assumptions and there can be no assurance that such forecasts will be achieved.

Youth Football & Sports Complex



8 State-of-the-art, multi-use fields

- 5 fields today, 3 being added with Phase II
- Driver of multi-day attendance – expected to draw 200K+ athletes and their families annually
- Hosts football, flag football, lacrosse, soccer, and rugby matches
- >**50% out-of-state** attendance


PRO FOOTBALL
HALL OF FAME
NATIONAL YOUTH
CHAMPIONSHIP
BANDITS

Opportunity to produce exclusive content from tournaments & camps

- Hosted the first annual HOF National Youth Football Championships – Coverage on CBS Sports Network
- According to Time Magazine, Youth Sports is a **$15 billion industry**

Note: Projections and forecasts are based on a number of assumptions and there can be no assurance that such projections and forecasts will be achieved.

Bringing Together World-Class Sponsors & Partners

Over $25 million in annual long-term sponsorship agreements expected by 2024[1]

Johnson Controls — **Founding Partner, Official Naming Rights Partner**

Constellation. An Exelon Company — **Official Energy Partner**

First Data is now fiserv. — **Official Processing and Payment Solutions Partner**

PEPSICO — **Official Soft Drink, Water, and Sports Hydration Partner**

TURF NATION — **Official Artificial Turf Partner**

XENITH — **World Bowl Official Partner**

Sponsorship Revenues (2020E – 2024E)

(USD in millions)


$9.5
$2.6
$6.9
$18.5
$11.0
$7.4
$26.9
$19.7
$7.2
2020E
2022E
2024E
Contracted
New

1. Sponsorship projections based on benchmarks from similar industries and venues and includes extrapolations of growth as assets are developed and attendance and market share of audience are contemplated to increase.

Access to the PFHOF Archives

Our partnership with The Pro Football Hall of Fame provides access to the **Largest Football Collection in the World**



50 Million Pieces of
Photo, Video, Document Archives



Producing exclusive, football-focused programming

- Since December, HOF Productions produced 22 ½ hours of national broadcasts, including:
  - **National High School Football Signing Day**
  - **The World Bowl High School All American Game**



- Over the last 3 years HOFP has produced 250 hours of content in anticipation of the NFL's 100th season for a 10-hour documentary called: **"Football is America, America is Football"**

Content is “King”

- Creating programming in four primary categories:
  - **Feature films**
  - **Primetime television**
  - **Family shows**
  - **Kids programming**
- **Distribution of content across channels:** Direct-to-consumer products are shifting the media landscape shaping distribution across the spectrum, including national broadcast partnerships, streaming services and digital and social media
  - Demand for professional football content is high and growing
- **Building a world class media team**





Targeted Financial Growth - Phase I & II

(USD in millions)

Phase I

Alliance partnerships, stadium entertainment, youth sports and infrastructure

Phase II

Activation of significant assets – Waterpark, Hotels, Convention Center and Retail
Further monetizing Stadium, Youth Sports, Media and Alliance Partnerships

Phase III and Beyond

Total Revenue[1]



$25.7
$65.6
$98.2
$132.6
$149.0[2]
$159.2[2]
2020
2021
2022
2023
2024
2025

Adjusted EBITDA[1,2]



($4.6)
$8.9
$23.0
$38.7
$48.6[3]
$54.6[3]
2020
2021
2022
2023
2024
2025

Phase III and further expansion plans to enable further growth within the approved 600-acre Tourism Development District. Phase III may include virtual reality, additional corporate attractions and a third hotel

Source: Preliminary Management Run–Rate financial estimates as of December 2019; subject to change. Actual results may differ materially from forecasts.

1. Assumes combined company generally achieves assumptions regarding, among others, the ability to: (i) timely obtain financing sufficient to undertake the development of Phase II; (ii) secure all licensing and regulatory permits and approvals necessary to complete construction of Phase II within expectations; (iii) complete construction of Phase II timely and within expected budget; and (iv) achieve attendance and occupancy rates in conformity with expectations.
2. Excludes certain extraordinary non-recurring expenses. Adjusted EBITDA is a non-GAAP metric and is unlikely to be comparable to similar metrics presented by other companies. It should not be treated as a substitute for comparable GAAP financial metrics. Non-GAAP metrics have inherent limitations.
3. Current Phase I and II financial projections do not include the potential areas of growth defined in Phase III.

Diversified Future Revenue Streams

By 2024, the Company is expected to have ~$150M of annual revenue across nine streams including sports, attractions, media, hotels and retail

2024E Revenue Breakdown



Center for Excellence 3%
HOF Promenade Retail Center 2%
Other 3%
National Youth Football & Sports Complex 5%
Fieldhouse / Convention Center 3%
Waterpark 24%
HOF Premium Hotels 15%
Stadium 18%
HOF Media 9%
Sponsorships 18%

Phase II Revenue Drivers

Asset Development:

- Waterpark creates destination attraction in the underserved Midwest region
- Village premium luxury hotel with significant meeting space
- Retail promenade with 12 unique retail/restaurant offerings

Event Programming:

- Continue to build out concert / live entertainment business and attract further sporting events
- Continued growth in youth sports participation expected
- Acquired rights to multiple youth sports programming opportunities

Alliance Sponsorships:

- Over $25M in long-term sponsorship agreements expected by 2024, including 8 best-in-class partners already signed to date
- Pipeline to potential future sponsors in diverse categories including autos, airlines, apparel, gaming and F&B

Media Development:

- Developing original programming for feature length films, shows, etc.
- 50 million pieces of intellectual property exclusively accessible in the archive as content development sources
- Ongoing discussions with studios and platforms

Source: Preliminary Management estimates as of December 2019; subject to change. Actual results may differ materially from forecasts.

Select Milestones for 2020 and Phase II Revenue Drivers

The Village has hit significant milestones leading into 2020 and has a defined path to accomplish the next level of growth in Phase II

Strategic Hires	✓ **CFO Jason Krom**: Assist in refining and implementing overall strategic plan, strategic cost and capital raising initiatives (completed Sept. 2019) ✓ **CCO Ed Kiernan**: Drive and deliver on Event Programming and Alliance Sponsorship objectives (completed Oct. 2019)
Asset Development	✓ Offsite Premium Hotel: Acquired in November 2019; expected to be operational before September 2020 Centennial celebration ✓ Center for Excellence financing secured with EME funding from Constellation Energy ✓ Expect completion of design planning for Phase II and all diligence material required for construction loan and the execution of a GMP contract in Q1 2020 ✓ Expect construction to begin on Phase II on or before 4/30/20
Event Programming	✓ Complete team hires and consolidation of Youth Sports assets by Q1 2020 ✓ Planning for two new concert events and one new multi-day festival in 2020 as part of the strategic plan for the Stadium, in addition to an off-site event and on-going meeting/business event production through 2020 ✓ Stadium will play an integral role in hosting the NFL's Centennial Celebration in 2020, which is expected to be a series of events over a multiple day period in partnership with the NFL
Alliance Sponsorships	✓ Completing additional team hires to help achieve revenue goals ✓ Several multi-million-dollar partnerships already in pipeline across wide range of categories including beverages, telecom and autos ✓ Projected $9.5 million of sponsorship revenue in 2020, of which $2.6 million is from new contracts
Media Development	✓ Leadership hire and expected production partnership by Q1 2020 ✓ Advanced discussions with Media leaders, creative, development and distribution partners have occurred ✓ Projected $2.7 million of Media revenue in 2020

Potential Growth Verticals[1]



Fans gather to watch an e-sports tournament live

Fantasy Sports

- In 2018, **global market for Fantasy Sports was $13.9 billion**
- Global markets expected to reach $33.2 billion by the end of 2025, a CAGR of 13.2% through 2025[2]

eGaming

- In 2019, revenues for eSports expected to grow +26.7% versus last year
- **Global markets estimated to reach $1.8 billion in revenue by 2022**[3]



Destination-Based Entertainment Assets

- State of the art virtual reality themed attractions
- Live entertainment, restaurants, shopping and nightlife
- **National bar and restaurant franchising opportunities**

Expanded Youth Sports Programing

- **Youth Sports is a $15 billion industry**[4]
- Expand sports programing played on and off-site in tournaments in football and beyond, including basketball, volleyball and cheerleading
- Opportunity to produce exclusive content from tournaments
- Youth mentorship and coaching programs



Sports Betting

- **Since the US Supreme Court** permitted states to legalize sports betting in May 2018, **Americans have legally wagered more than $10 billion on sports**[5]
- Sportsbooks operate legally in 13 US states, up from just 5 one year ago[6]
- In early 2019, HB194 was introduced in Ohio legislature which would legalize sports wagering[7]

1. Does not imply that the combined company can develop and achieve growth within these business verticals, if at all, in a manner consistent with market growth historically experienced, or expected to be experienced, in these potential growth verticals.
2. Orbis Research. “Global Fantasy Sports Industry 2014 Market Research Report.” QY Research, 13 Apr. 2019.
3. Newzoo. Global ESports Market Report 2019, Fifth Edition., Newzoo, 2019.
4. Gregory, Sean. “Kids' Sports Leagues Have Turned Into a $15 Billion Industry.” Time, 4 Sept. 2017.
5. Ramsey, Eric. “The First $10 Billion In Expanded US Sports Betting Revenue Goes To ...” Legal Sports Report, 19 Sept. 2019.
6. Ramsey, Eric. “NFL Football Is Here And This Is Where Sports Betting Is Legal.” Legal Sports Report, 5 Sept. 2019.
7. “Ohio Sports Betting News 2019: Legal Sports Betting In Ohio.” The Lines.

Appendix

Illustrative Transaction Framework

Merger Transaction ($M)

Sources	
GPAQ Cash in Trust[(1)]	$30.0
Private Convertible Debenture[(1)]	30.0
HOFV Equity Consideration[(2)]	251.7
GPAQ Founders Equity	31.3
GPAQ Sponsor Loan	3.7
Related Party Subordinated Loan[(3)]	16.5
Total Sources	**$363.1**

Uses	
Total Equity Consideration[(4)]	$286.6
Senior Debt Repayment	50.0
Transaction Fees and Expenses	6.4
Payment for Real Estate and Other	5.0
Cash to Balance Sheet	15.1
Total Uses	**$363.1**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share[(11)]	$10.61
Pro Forma Shares Outstanding[(5)]	31.5
Equity Value / Market Cap	$334.1
Net Debt[(6)]	46.2
Pro Forma Enterprise Value	**$380.3**

Pro Forma Capitalization and Ownership at Transaction Close

Pro Forma Capitalization at Transaction Close	
Cash and Cash Equivalents	15.1
Senior Debt[(6)]	-
Related Party Subordinated Loans[(3)]	31.3
Private Convertible Debenture	30.0
Equity[(7)]	316.6

Pro Forma Ownership	Shares	%
Current HOFV Stakeholders[(8)]	26.5	84.2%
Public Equity Holders[(5)]	2.8	9.0%
GPAQ Founders Eq. & Sponsor Loan	2.1	6.8%
Total	**31.5**	**100.0%**

Phase II ($M)

Illustrative Phase II Sources of Funds	
New Phase II Construction Financing[(9)]	$238.3
TDD/TIF Public Financing (Net of Reserves)	65.0
Balance Sheet Cash at Close of GPAQ Merger	15.1
Total Sources	**$318.4**

Illustrative Phase II Uses of Funds	
Est. Remaining Phase II Construction Costs	$268.4
Illustrative Phase II Financing Costs	35.0
Long Term Phase II Working Capital	15.0
Total Uses	**$318.4**

Pro Forma Market Cap & Enterprise Value	
Trust Value per Share[(11)]	$10.61
Pro Forma Shares Outstanding[(5)]	31.5
Equity Value / Market Cap	$334.1
Net Debt[(10)]	254.3
Pro Forma Enterprise Value	**$588.4**

1. Assumes GPAQ cash in trust and funding realized from a private financing transaction intended to occur concurrent with the merger, in the aggregate amount of $60.0 million, although there can be no assurances that either of these assumptions will occur as GPAQ stockholders will have the right to redeem 100% of their shares, and, as of the date hereof, we have made no formal offers, nor received any binding commitments to secure private financing. For the purpose of this illustration $30 million of convertible debt financing is assumed.
2. Includes equity ownership stakes of all HOFV shareholders including owners of HOFV units, preferred equity holders, holders of secured debt, holders of ACC funded debt, holders of New ACC funded debt, as well as shares received by HOFV stakeholders related to transaction fees and expenses. It further assumes that holders of Founders Class convertible notes and holders of New Founders Class convertible notes will convert into equity. Holders of Founders Class convertible notes and New Founders Class convertible notes have the right, but not the obligation, to convert into equity. If Founders Class convertible note holders and New Founders Class convertible note holders elect not to convert, additional capital would need to be raised.
3. Related party subordinated loans used for working capital and to support and reduce debt at merger closing.
4. Includes equity attributable to HOFV, GPAQ Sponsor Founders Shares and equity issued for Sponsor Loans totaling $3.7M.
5. Does not include potential dilution from private convertible subordinated notes.
6. Includes no senior debt, $31.3M in related party subordinated loans, $30M in private convertible subordinated notes and $15.1M cash. Does not include non-recourse securitization of $9.8M as of 12/2019.
7. Assumes ~$287M in Equity Consideration and $30M in GPAQ equity retained at merger closing.
8. Includes shares issued to holders of HOFV units, preferred equity, secured debt, ACC funded debt, New ACC funded debt, Founders Class and New Founders Class convertible notes, GPAQ Founder Shares transferred to HOFV stakeholders as well as shares issued in exchange for transaction fees and expenses. Assumes Founders Class and New Founders Class convertible notes convert into equity.
9. Includes ~$208M in construction loan financing and ~$30M in EME funding provided by Constellation Energy.
10. Includes $208M construction loan, $31.3M in related party subordinated loans, $30M in private convertible subordinated notes and $15.0M cash.
11. Assumes 11.1 million shares and an estimated Trust Value per Share equal to $10.61 with ~74% redemptions at closing in February 2020.

Public Financing Opportunity – City & State

With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits

Tourism Development District (TDD) Bond Financing

- Ohio Revised Code 715.014 allows for the creation of a "tourism development district" (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres
- The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to "self-assess" taxes across all business activity within the established TDD boundaries for the following taxes:
  - Admissions and Parking tax
  - Gross Receipts tax
  - Hotel tax
  - Lease tax
- We intend to monetize these TDD revenue streams using a 30-year term, at an interest rate of ~6.5%
- In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes

Tax Increment Financing (TIF)

- Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure
- The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue
- We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 year term, at interest rates ranging between 5.5% and 6.50%

Production Tax Credits

- We have submitted an application to the State of Ohio for production tax credits in support of the local production and post production services to create The Hall of Fame Experience

Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections.

Qualified Opportunity Zone Investment Opportunity

Existing and planned developments in Canton, Ohio are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act), which may provide certain investors significant benefits

Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low-income communities by offering tax incentives to investors who invest realized capital gains in QOFs

Tax Component	Details	Tax Benefit
Tax Deferral of Original Capital Gain	■ An investor who reinvests realized capital gains into a QOF generally within 180 days[1] may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026	■ Deferral of capital gains ■ More immediate capital to start compounding
Stepped-Up Basis on Original Capital Gain	■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step-up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step-up equal to 5% of deferred gain, resulting in a 15% total basis step-up	■ Tax reduction of deferred gain
Stepped-Up Basis of QOF	■ If the investor holds the QOF for at least 10 years: — Receives step-up in basis to the fair market value of the QOF investment immediately prior to sale	■ No capital gains taxed upon sale of QOF

Year 0: 2019

Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF

Year 5: 2024

Stepped-up Basis on Original Gain: Investor receives a step-up in basis equal to 10% of the original investment

Year 7: 2026

Stepped-up Basis on Original Gain: Investor receives an additional 5% step-up in basis, for an aggregate step-up equal to 15% of the original investment

Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026

Year 10: 2029

Stepped-up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF

[1]Source: Tax Cuts and Jobs Act of 2017. Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180- day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180-day period (generally the date the entity sold the capital gains property). Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property. The Tax Cuts and Jobs Act of 2017 provides that the 180- day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized.”